Q4 2025 Earnings Release February 23rd, 2026 Dave Graziosi – Chair, President & CEO Scott Mell – CFO & Treasurer Fred Bohley – Allison Transmission President & COO Craig Price – Allison Off-Highway President Exhibit 99.2

Safe Harbor Statement The following information contains forward-looking statements. The words “believe,” “expect,” “anticipate,” “intend,” “estimate” and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters identify forward-looking statements. You should not place undue reliance on these forward-looking statements. Although forward-looking statements reflect management’s good faith beliefs, reliance should not be placed on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements speak only as of the date the statements are made. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events, changed circumstances or otherwise. These forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to: the significant costs we are expected to incur in connection with the integration of the Off-Highway Drive & Motion Systems business (the “Business”) of Dana Incorporated; our ability to successfully integrate the Business and its operations in the expected time frame; our ability to realize all of the anticipated benefits from the integration of the Business and its operations and to effectively manage our expanded operations; our participation in markets that are competitive; our ability to prepare for, respond to and successfully achieve our objectives relating to technological and market developments, competitive threats and changing customer needs, including with respect to electric hybrid and fully electric commercial vehicles; increases in cost, disruption of supply or shortage of labor, freight, raw materials, energy or components used to manufacture or transport our products or those of our customers or suppliers, including as a result of geopolitical risks, natural disasters, extreme weather events, wars and public health crises such as pandemics; global economic volatility; general economic and industry conditions, including the risk of prolonged inflation and recession; labor strikes, work stoppages or similar labor disputes, which could significantly disrupt our operations or those of our principal customers or suppliers; the highly cyclical industries in which certain of our end users operate; uncertainty in the global regulatory and business environments in which we operate; the concentration of our net sales in our top five customers and the loss of any one of these; cybersecurity risks to our operational systems, security systems or infrastructure owned by us or our third-party vendors and suppliers; the failure of markets outside North America to increase adoption of fully automatic transmissions; the success of our research and development efforts, the outcome of which is uncertain; U.S. and foreign defense spending; risks associated with our international operations, including acts of war and increased trade protectionism and tariffs; the discovery of defects in our products, resulting in delays in new model launches, recall campaigns and/or increased warranty costs and reduction in future sales or damage to our brand and reputation; our ability to identify, consummate and effectively integrate acquisitions and collaborations; and risks related to our indebtedness. Allison Transmission cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial goals will be realized. All forward-looking statements included in this presentation speak only as of the date made, and Allison Transmission undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events, or otherwise. In particular, Allison Transmission cautions you not to place undue weight on certain forward-looking statements pertaining to potential growth opportunities or long-term financial goals set forth herein. Actual results may vary significantly from these statements. Allison Transmission’s business is subject to numerous risks and uncertainties, which may cause future results of operations to vary significantly from those presented herein. Important factors that could cause actual results to differ materially are discussed in Allison Transmission’s Annual Report on Form 10-K for the year ended December 31, 2024 and Quarterly Report on Form 10-Q for the quarter ended September 30, 2025.

Non-GAAP Financial Information We use Adjusted EBITDA and Adjusted EBITDA as a percent of net sales to measure our operating profitability. We believe that Adjusted EBITDA and Adjusted EBITDA as a percent of net sales provide management, investors and creditors with useful measures of the operational results of our business and increase the period-to-period comparability of our operating profitability and comparability with other companies. Adjusted EBITDA as a percent of net sales is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted EBITDA is Net income. The most directly comparable GAAP measure to Adjusted EBITDA as a percent of net sales is Net income as a percent of net sales. Adjusted EBITDA is calculated as the earnings before interest expense, net, income tax expense, amortization of intangible assets, depreciation of property, plant and equipment and other adjustments as defined by Allison Transmission, Inc.’s, the Company’s wholly-owned subsidiary, Second Amended and Restated Credit Agreement. Adjusted EBITDA as a percent of net sales is calculated as Adjusted EBITDA divided by net sales. We use Adjusted Free Cash Flow to evaluate the amount of cash generated by our business that, after the capital investment needed to maintain and grow our business and certain mandatory debt service requirements, can be used for repayment of debt, stockholder distributions and strategic opportunities, including investing in our business. We believe that Adjusted Free Cash Flow enhances the understanding of the cash flows of our business for management, investors and creditors. Adjusted Free Cash Flow is also used in the calculation of management’s incentive compensation program. The most directly comparable GAAP measure to Adjusted Free Cash Flow is Net cash provided by operating activities. Adjusted Free Cash Flow is calculated as Net cash provided by operating activities, after additions of long-lived assets.

Call Agenda Full Year Highlights Recent Announcements Q4 2025 Performance 2026 Guidance

Off-Highway Acquisition – Compelling Future Global Growth Facilities & People Combined company has a strong global reach with more “Local for Local” production and markets presence Seasoned and innovative leadership team with sophisticated global employee base Manufacturing in best-cost countries and adapting to global market dynamics ~14,000 global employees* including ~5,000 in Europe, Middle East and Africa and ~4,500 in Asia Pacific Summary Growth Opportunities Seasoned and innovative leadership team with sophisticated global employee base increasing in-regions capabilities Combined company has strong global reach and footprint with more “Local for Local” production to meet commercial and government customers’ requirements and adapt to global market dynamics Broader platform enabling further inorganic growth with established M&A playbook to grow in established end markets Key capabilities in software & controls and fully integrated commercial-duty propulsion solutions Complementary customer mix provides for potential cross-selling with enhanced ability and reach to support multiple end markets growth opportunities Strong procurement, supply chain and logistics synergies with opportunities for cost reductions in current product portfolios with increased scale Off-Highway acquisition accelerates combined businesses’ current growth objectives while multiplying future global growth opportunities Products & Customers End markets revenue growth leveraging strategic localization near customers Harmonious propulsion categories extending applications of existing and combined portfolios Sales growth resulting from increased set of diverse drivetrain components & services and work solutions to current customers Opportunity to support customers globally across Allison’s aftermarket network Engineering & Vertical Integration Agile and market-driven technology, service and product development across diverse drivetrain components and work solutions Accelerated product innovation with increased local IR&D and engineering capabilities Best-in-class SG&A driven by effective deployment of centers of excellence and shared services Opportunities for cost reductions in current product portfolios with increased scale M&A Platform Broader platform enabling further inorganic growth Combined company has established M&A playbook to grow in established end markets Footprint and capabilities provide for synergy development across future opportunities Ability and reach to support multiple end markets growth opportunities Key Growth Drivers for Allison as a Premier Industrial Company *Including contractors

Q4 2025 Performance Summary *See Appendix for the reconciliation from Net Income and Net Income as a percent of Net Sales **See Appendix for the reconciliation from Net Cash Provided by Operating Activities ($ in millions, except per share data; variance % from Q4 2024) Net Income Adjusted EBITDA Margin* Adjusted Free Cash Flow** Adjusted EBITDA* Net Sales $737 (7%) Year-over-year results were driven by: 6 percent increase in net sales in the Outside North America On-Highway end market 7 percent increase in net sales in the Defense end market 25 percent decrease in net sales in the Global Off-Highway end market 5 percent decrease in net sales in the Service Parts, Support Equipment & Other end market 14 percent decrease in net sales in the North America On-Highway end market $99 (43%) $265 (2%) 36.0% +210 bps $243 +15% $169 +24% Decrease was principally driven by losses associated with a $29 million impairment of long-lived assets and $26 million of acquisition-related expenses and lower gross profit Decrease was principally driven by lower net sales in the North America On-Highway end market, resulting in lower gross profit, partially offset by reduced engineering – research and development spending Adjusted EBITDA margin increased year-over-year despite net sales down 7 percent Increase was principally driven by lower cash income taxes, reduced engineering – research and development spending and lower operating working capital funding requirements, partially offset by lower gross profit and $17 million of payments for acquisition-related expenses Increase was principally driven by higher net cash provided by operating activities Net Cash Provided by Operating Activities

($ in millions, variance % from Q4 2024) Q4 2025 Net Sales Performance End Markets Variance Q4 2025 Commentary North America On-Hwy Global Off-Hwy Defense Principally driven by lower demand for Class 8 vocational and medium-duty trucks, partially offset by price increases on certain products and market share gains for hybrid propulsion systems for transit buses Principally driven by higher demand in Europe Principally driven by lower demand from the energy, mining and construction sectors outside of North America Principally driven by the continued execution of our growth initiatives Principally driven by lower demand for support equipment and aluminum die cast components, partially offset by higher demand for service parts and price increases on certain products $361 $131 $12 $73 $160 (14%) 6% (25%) 7% (5%) Outside North America On-Hwy Service Parts, Support Equipment & Other

Q4 2025 Financial Performance

($ in millions, except per share data)	Q4 2025	$ Variance*	% Variance*	Commentary
Net Sales	$737	($59)	(7%)	Principally driven by lower net sales in the North America On-Highway end market
Cost of Sales	$383	($40)	(9%)	
Gross Profit	$354	($19)	(5%)	Principally driven by lower volumes and unfavorable direct material costs, partially offset by price increases on certain products and lower manufacturing expense
Operating Expenses				
Selling, General and Administrative	$110	$26	31%	Increase was principally driven by acquisition-related expenses of approximately $26 million
Engineering – Research and Development	$44	($10)	(19%)	Decrease was principally driven by reduced product initiatives spending to align costs and programs across our business with end markets demand conditions
Impairment Loss	$29	$29	100%	Charge associated with the impairment of long-lived assets related to the production of certain electrified products
Total Operating Expenses	$183	$45	33%	
Operating Income	$171	($64)	(27%)	
Interest Expense, net	($25)	($4)	19%	
Other Income, net	$1	$5	125%	
Income Before Income Taxes	$147	($63)	(30%)	
Income Tax Expense	($48)	($13)	37%	
Net Income** *Net Income as a percent of Net Sales***	$99 *13.4%*	($76) *N/A*	(43%) *(860 bps)*	Decrease was principally driven by a $29 million impairment of long-lived assets and $26 million of acquisition-related expenses and lower gross profit
Diluted Earnings Per Share	$1.18	($0.83)	(41%)	Decrease was driven by lower net income, partially offset by lower total diluted shares outstanding (Q4 2025: 84m shares, Q4 2024: 87m shares)
Adjusted EBITDA** ***Adjusted EBITDA Margin*****	**$265** ***36.0%***	**($5)** ***N/A***	**(2%)** ***+210 bps***	

*Variance from Q4 2024
**See Appendix for the reconciliation from Net Income and Net Income as a percent of Net Sales

Allison Transmission

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15.2% (1.3%) 24.3% 130 bps 6.5% (85.0%) Q4 2025 Cash Flow Performance ($ in millions, variance from Q4 2024) $ Variance Q4 2025 Commentary Net Cash Provided by Operating Activities Principally driven by lower cash income taxes, reduced engineering – research and development spending and lower operating working capital funding requirements, partially offset by lower gross profit and $17 million of payments for acquisition-related expenses Principally driven by intra-year timing Principally driven by higher net cash provided by operating activities Principally driven by decreased net sales In line with prior year Principally driven by cash tax savings associated with the One Big Beautiful Bill Act and decreased taxable income $243 $74 $169 15.9% $33 $6 $32 ($1) $33 N/A $2 ($34) CapEx Adjusted Free Cash Flow* Operating Working Capital** Percentage of LTM Sales Net Cash Paid for Interest Cash Paid for Income Taxes % Variance *See Appendix for a reconciliation from Net Cash Provided by Operating Activities **Operating Working Capital = A/R + Inventory - A/P

Business Unit For full year 2026, we are providing the following guidance: 2026 Guidance *Subject to the completion of purchase price accounting associated with the acquisition of the Off-Highway Drive and Motion Systems segment **See Appendix for the Guidance Reconciliation ($ in millions) Allison Off-Highway acquisition expected to be accretive to Net Income and EPS in 2026 $3,025 to $3,175 Allison Transmission Consolidated Allison Off-Highway Net Sales $2,550 to $2,750 $5,575 to $5,925 $600 to $750 $1,365 to $1,515 $970 to $1,100 $295 to $315 $655 to $805 Net Sales Net Income* Adjusted EBITDA** Net Cash Provided by Operating Activities Capital Expenditures Adjusted Free Cash Flow**

Q4 2025 Net Sales Performance End Markets 2026 Outlook Commentary 2026 End Market Outlook – Allison Transmission North America On-Highway Outside North America On-Highway Global Off-Highway Defense Service Parts, Support Equipment & Other Class 8 vocational truck demand driven by infrastructure spending and megaprojects with medium-duty truck demand impacted by consumer spending and overall macroeconomic health European Union economic stabilization with penetration initiatives in Asia Pacific with near-term impacted by regional economic differences while trend of increased automaticity drives long-term growth opportunities Equipment utilization remains high in hydraulic fracturing applications with mining strong due to increased commodity prices and global growth initiatives Global defense budgets increasing with Allison product portfolio expanding global growth opportunities and sustained US DoD programs Increased fleet ages across multiple sectors and fielded population outside of warranty impacting global parts outlook and transmission volume leading to support equipment demand *Based on 2025A revenue End Market Revenue Breakdown*

Q4 2025 Net Sales Performance End Markets 2026 Outlook Commentary 2026 End Market Outlook – Allison Off-Highway Construction & Material Handling Agriculture Industrial Mining Service Parts, Specialty & Other Global construction markets seeing steadier civil engineering and power-related work with infrastructure investments while building construction remains weak, particularly in rate-sensitive residential segments. Global rebalance in port activities due to trade tariffs while warehousing and e-commerce activities drive demand for fork trucks and material handling. Growth in low-horsepower equipment in India, while high-horsepower equipment purchases impacted globally as commodity prices remain low, driven by ample supply, while farmers face below-breakeven margins with increased input costs Large machine projects, industrial output and manufacturing health aided by favorable interest rate environment Mineral prices, including key commodities such as gold, copper and rare-earth minerals elevated globally, driving demand for equipment Increased fleet ages across multiple sectors impacting global parts outlook *Based on preliminary results for the year ended December 31, 2025 for the Allison Off-Highway Drive and Motion Systems business End Market Revenue Breakdown*

Appendix Non-GAAP Financial Information

Non-GAAP Reconciliations (1 of 3) Adjusted EBITDA Reconciliation

Adjusted Free Cash Flow Reconciliation Non-GAAP Reconciliations (2 of 3)

Guidance Reconciliation Non-GAAP Reconciliations (3 of 3)